                                                                    EXHIBIT 10.2

                               4,000,000 Shares


                        DELCO REMY INTERNATIONAL, INC.

                     CLASS A COMMON STOCK ($.01 PAR VALUE)



                            UNDERWRITING AGREEMENT



                               December 17, 1997

                                                               December 17, 1997



Morgan Stanley & Co. Incorporated
Credit Suisse First Boston
  Corporation
Smith Barney Inc.
c/o Morgan Stanley & Co.
  Incorporated
  1585 Broadway
  New York, New York  10036

Dear Sirs and Mesdames:

          Delco Remy International, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "UNDERWRITERS") 4,000,000 shares of its Class A Common Stock ($.01 par value) (the "FIRM SHARES"). The Company also proposes to issue and sell to the several Underwriters not more than an additional 600,000 shares of its Class A Common Stock ($.01 par value) (the "ADDITIONAL SHARES") if and to the extent that you shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of Class A Common Stock ($.01 par value) of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK."

          The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

          As part of the offering contemplated by this Agreement, Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") has agreed to reserve out of the Shares set forth opposite its name on Schedule I to this Agreement, up to 278,870 shares, for sale to the Company's employees, officers and directors and certain other parties designated by the Board of Directors of the Company (collectively, the "PARTICIPANTS"), as set forth in the Prospectus under the heading "Underwriters" (the "DIRECTED SHARE PROGRAM"). The Shares to be sold by Morgan Stanley pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by Morgan Stanley pursuant to this Agreement at the Public Offering Price (as defined). Any Directed Shares not orally confirmed for purchase by any Participants by the end of the first business day after the date on which this Agreement is executed will be offered to the public by Morgan Stanley as set forth in the Prospectus.

          1.   Representations and Warranties.  The Company represents and
               -------------------------------
warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. As of the Closing Date (as defined), references in this Agreement to "SUBSIDIARIES" of the Company shall be deemed to include Ballantrae Corporation ("BALLANTRAE"), Tractech, Inc. ("TRACTECH") and Kraftube, Inc. ("KRAFTUBE"), notwithstanding that the Company may not have consummated its acquisition of Ballantrae prior to the Closing Date.

          (e) This Agreement has been duly authorized, executed and delivered by the Company.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus; and the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          (g) All shares of Common Stock and Class B Common Stock ($.01 par value) of the Company (the "CLASS B COMMON STOCK" and, together with the Common Stock, the "CAPITAL STOCK") outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (k) There are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any such subsidiary to file a registration statement under the Securities Act with respect to any securities of the Company or such subsidiary (except as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement)) or to require the Company or any such subsidiary to include such securities with the Shares registered pursuant to the Registration Statement.

          (q) Except as expressly described in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus.

          (r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and valid title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Prospectus.

          (s) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (v) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) The fourth amended and restated financing agreement (together with all other documents and agreements entered into in connection therewith, the "CREDIT AGREEMENT") relating to the Senior Credit Facility (as defined in the Prospectus) has been executed and delivered by the parties thereto and is in full force and effect, and the Underwriters have received conformed counterparts of the Credit Agreement. There exists, and at and as of the Closing Date (after giving effect to the actions contemplated hereby and to the other Transactions (as defined in the Prospectus)) shall exist, no condition that would constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under the Senior Credit Facility.

          Furthermore, the Company represents and warrants that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

          2.   Agreements To Sell and Purchase.  The Company hereby agrees to
               --------------------------------
sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $11.16 a share (the "PURCHASE PRICE").

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 600,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Capital Stock or any securities convertible into or exercisable or exchangeable for Capital Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Capital Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Capital Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Capital Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (C) any options granted or shares of Capital Stock issued pursuant to benefit plans of the Company as in effect on the date of this Agreement, (D) any issuances to officers or employees of the Company of shares of Capital Stock pursuant to the Securities Purchase and Holders Agreement dated July 29, 1994, by and among the Company and the shareholders set forth therein or (E) the conversion, in accordance with the terms thereof, of shares of Common Stock into shares of Class B Common Stock, or of shares of Class B Common Stock into Common Stock.

          3.   Terms of Public Offering.  The Company is advised by you that the
               -------------------------
Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $12.00 a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $0.47 a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $0.10 a share, to any Underwriter or to certain other dealers.

          4.   Payment and Delivery.  Payment for the Firm Shares shall be made
               ---------------------
to the Company in Federal funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on December 22, 1997, or at such other time on the same or such other date, not later than December 30, 1997, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE". The documents required to be delivered by this Agreement shall be delivered on the Closing Date at the offices of Dechert, Price & Rhoads, counsel for the Company, at 30 Rockefeller Plaza, New York, New York.

          Payment for any Additional Shares shall be made to the Company in Federal funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in
Section 2 or at such other time on the same or on such other date, in any event not later than February 2, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE".

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          5.   Conditions to the Underwriters' Obligations. The of obligations
               --------------------------------------------
of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 9:30 a.m. (New York City time) on the date hereof.

          The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

               The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date the opinion of Dechert Price & Rhoads, counsel for the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and the domestic subsidiaries of the Company (other than the Relevant Subsidiaries (as hereinafter defined), the "SUBJECT SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus; and each of the Company and the domestic subsidiaries of the Company (the "DOMESTIC SUBSIDIARIES") is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth in a schedule to such opinion (which schedule shall identify, based solely on a certificate of an officer of the Company, each jurisdiction in which the Company or any such Domestic Subsidiary owns or leases material properties or conducts material business);

               (ii) the Company's authorized equity capitalization is as set forth in the Prospectus; the Shares conform to the description thereof contained in the Prospectus; and the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

               (iii) to the best knowledge of such counsel, there is no pending or threatened action or suit or judicial, arbitral or other administrative proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, singly or in the aggregate, (A) questions the validity of this Agreement or the Credit Agreement or any action taken or to be taken pursuant hereto or pursuant to the other Transactions, or (B) if determined adversely to the Company or any of its subsidiaries, is reasonably likely to have a material adverse effect on the condition (financial or otherwise), properties, business, results of operations or prospects of the Company and its subsidiaries, taken as a whole, or materially and adversely affect the ability of the Company or any of its subsidiaries to perform its obligations under this Agreement or the Credit Agreement or to consummate the other Transactions (a "MATERIAL ADVERSE EFFECT"), except as described in the Prospectus; and the summaries in the Registration Statement or the Prospectus of statutes, legal and governmental proceedings and contracts and other documents accurately describe in all material respects the provisions purported to be so summarized; and the statements in the Prospectus under the caption "Certain United States Federal Tax Consequences to Non-United States Holders" accurately reflect in all material respects the United States tax consequences generally applicable to Non-United States Holders (as defined in the Prospectus) (subject to the qualifications and assumptions set forth in such discussion and assuming the accuracy of the discussion in the Prospectus relating to the Company's business and activities);

               (iv) the shares of Capital Stock outstanding prior to the issuance of the Shares have been duly authorized and validly issued, fully paid and non-assessable;

               (v) the Shares have been duly authorized and, when delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

               (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules thereunder;

               (vii) all the outstanding shares of capital stock of each Subject Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Domestic Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances other than the pledges of capital stock of the Domestic Subsidiaries pursuant to the Senior Credit Facility;

               (viii) the Credit Agreement has been duly authorized, executed and delivered by the Company and each of the Subject Subsidiaries that is a party thereto; and constitutes a valid and legally binding agreement, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

               (ix) this Agreement has been duly authorized, executed and delivered by the Company;

               (x) neither the Company nor any of its subsidiaries is, before or after the consummation of the actions contemplated by this Agreement, the Credit Agreement or the other Transactions, an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of the Company's securities;

               (xi) no authorization, approval, consent or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the Credit Agreement or for the consummation of the actions contemplated hereby or thereby or of the other Transactions, except as contemplated by Section 6(e);

               (xii) the execution, delivery and performance of this Agreement and the Credit Agreement by the Company and each of the Domestic Subsidiaries that is a party thereto and the consummation of the actions contemplated hereby or thereby and of the other Transactions will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) the articles of incorporation, by-laws or other organizational documents of the Company or any Subject Subsidiary, (B) any material statute, rule or regulation applicable to the Company or any Domestic Subsidiary or any order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties and which order is known to such counsel or (C) any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties is subject; and the Company and each of the Subject Subsidiaries that is a party thereto has full corporate right, power and authority to execute and deliver this Agreement and the Credit Agreement and to perform its respective obligations hereunder and thereunder and to consummate the other Transactions; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Credit Agreement and the consummation of the actions contemplated hereby and thereby and of the other Transactions have been duly and validly taken; and

               (xiii) no holders of securities of the Company or any of its subsidiaries have rights to the registration of such securities under the Registration Statement.

     Such opinion may be limited to the laws of the United States of America, the States of New York and New Jersey and the Delaware General Corporation Law. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

               Such counsel shall also state, in a separate letter, that, in the course of preparation by the Company of the Prospectus, such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Prospectus and related matters were discussed and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus (except as expressly provided above), and noting that they have relied as to materiality to a large extent upon the statements of directors, officers and other representatives of the Company, no facts have come to such counsel's attention which have caused such counsel to believe that at the date the Registration Statement became effective it contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes related thereto and other financial and accounting data included in the Prospectus).

               The opinion and letter of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (d) The Underwriters shall have received on the Closing Date the opinions of the following local counsels, or such other local counsels as shall be reasonably acceptable to the Underwriters: (1) Stephen Plopper & Associates, local counsel to Power Investments, Inc., Franklin Power Products, Inc., International Fuel Systems, Inc. and Marine Corporation of America, each an Indiana corporation; (2) Young, Williams, Henderson & Fuselier, local counsel to the A&B Group, Inc., A&B Enterprises, Inc., Dalex, Inc., A&B Cores, Inc., R&L Tool Company, Inc. and MCA, Inc. of Mississippi, each a Mississippi corporation; (3) Porteous & White, local counsel to Nabco, Inc., a Michigan corporation; (4) Jenkens and Gilchrist, local counsel to Powrbilt Products, Inc., a Texas corporation and (5) Hunton & Williams, local counsel to World Wide Automotive, Inc., a Virginia corporation (each such Domestic Subsidiary, with respect to the applicable local counsel, a "RELEVANT SUBSIDIARY"), each dated the Closing Date and to the effect that:

               (i)  each of the Relevant Subsidiaries has
          been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus;

               (ii) all the outstanding shares of capital stock of each Relevant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable;

               (iii) the Credit Agreement has been duly authorized, executed and delivered by each of the Relevant Subsidiaries that is a party thereto; and

               (iv) the execution, delivery and performance of the Credit Agreement by each Relevant Subsidiary that is a party thereto and the consummation of the actions contemplated thereby and of the other Transactions will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the articles of incorporation, by-laws or other organizational documents of the Relevant Subsidiary; each of the Relevant Subsidiaries that is a party thereto has full corporate power and corporate authority to execute and deliver the Credit Agreement and to perform its respective obligations thereunder and to consummate the other Transactions; and all corporate action required to be taken by the Relevant Subsidiaries party thereto for the due and proper authorization, execution and delivery of the Credit Agreement and the consummation of the actions contemplated thereby and of the other Transactions have been duly and validly taken.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction in which the Relevant Subsidiaries are chartered or organized or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Relevant Subsidiaries and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

          The opinion of such local counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (e) The Underwriters shall have received on the Closing Date such opinion or opinions of Cravath, Swaine & Moore, counsel for the Underwriters, dated the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to the Underwriters, stating in effect that:

               (i) they are independent certified public accountants with respect to the Company, World Wide Automotive, Inc. ("WORLD WIDE"), the Tractech Division of Titan Wheel International, Inc. and Ballantrae, in each case within the meaning of Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct and its interpretations and rulings;

               (ii) in their opinion the audited consolidated financial statements included in the Prospectus and reported on by them comply in form in all material respects with the accounting requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the related published rules and regulations thereunder;

               (iii) based upon a reading of the latest unaudited consolidated financial statements made available by the Company, the procedures of the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters and certain other limited procedures requested by the Underwriters and described in detail in such letter, nothing has come to their attention that causes them to believe that:

                    (1) any unaudited financial statements included in the
               Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act;

                    (2) said unaudited financial statements are not in
               conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus; or

                    (3) the consolidated financial and other information
               included under the headings "Pro Forma Condensed Consolidated Financial Data", "Selected Consolidated Historical Financial Data", "Prospectus Summary--Summary Consolidated Historical and Pro Forma Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management" is not in conformity with the disclosure requirements of Regulation S-K under the Securities Act;

               (iv) based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet, including reading of the minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that:

                    (1) at a specified date not more than five days prior to the date of the letter, there were any changes in the capital stock of the Company, increases in the long-term debt of the Company or decreases in the stockholders' equity or net current assets of the Company, in each case on a consolidated basis, as compared with the amounts shown in the October 31, 1997, unaudited consolidated balance sheet included in the Prospectus; or

                    (2) for the period from October 31, 1997, to a specified
               date not more than five days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the immediately preceding quarter, in net sales, income from continuing operations, net income or EBITDA (as defined under "Prospectus Summary" in the Prospectus), or increases in costs of goods sold, of the Company and its subsidiaries on a consolidated basis, except in all instances for increases or decreases that the Prospectus discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters;

               (v) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

               (vi) on the basis of a reading of the unaudited pro forma financial statements included in the Prospectus (the "PRO FORMA FINANCIAL STATEMENTS"); carrying out certain specified procedures; reading of minutes and inquiries of certain officials of the Company, World Wide, Tractech, Ballantrae and Kraftube who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Prospectus in this paragraph (f) include any amendment or supplement thereof or thereto at the date of the letter.

          (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and each of the shareholders (including the holders of shares received or to be received pursuant to the Company's acquisition of Ballantrae), warrantholders, senior officers and directors of the Company relating to sales and certain other dispositions of shares of Capital Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date, and the Company shall have used its reasonable best efforts to obtain such "lock-up" agreements from all its other shareholders (with any such additional "lock-up" agreements being delivered to you at the Closing).

          (h) The Notes Offering (as defined in the Prospectus), the Company's acquisition of Ballantrae and each of the other Transactions shall have been consummated on the terms described in the Prospectus.

          (i) World Wide and Power Investments, Inc. shall have been recapitalized so that all of their respective voting interests are owned by the Company.

          (j) All conditions precedent to the obligations of the lenders to extend loans and issue letters of credit under the Credit Agreement shall have been satisfied or waived.

          (k) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as you, on behalf of the Underwriters, may reasonably request.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          6.  Covenants of the Company.  In further consideration of the
              -------------------------
agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in
     Section 6(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object in writing within five business days after receipt of a copy of such proposed amendment or supplement, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending January 31, 1999, that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc. (the "NASD"), (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          (g) To apply the net proceeds from the sale of the Shares sold by it, together with the net proceeds from the Notes Offering, substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

          (h) That, in connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Morgan Stanley will notify the Company as to which Directed Shares will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such Directed Shares for such period of time.

          (i) To pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

          Furthermore, the Company covenants that it will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

          7.  Indemnity and Contribution.  (a)  The Company agrees to indemnify
              ---------------------------
and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein and (ii) that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof.

          (b) The Company agrees to indemnify and hold harmless Morgan Stanley and each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Ace ("Morgan Stanley Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapped material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the Shares which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Shares Program, provided that the Company shall not be responsible under this subparagraph (iii) for any losses, claim, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Morgan Stanley Entities.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a), 7(b) or 7(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 7(a) or 7(b), and by the Company, in the case of parties indemnified pursuant to Section 7(c). Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 7(b) hereof in respect of such proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 7(a), 7(b) or 7(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 7(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(e)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g)  The indemnity and contribution provisions contained in this
Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          8.  Termination.  This Agreement shall be subject to termination by
              ------------
notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been

                                                                              33
declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          9.  Effectiveness; Defaulting Underwriters.  This Agreement shall
              ---------------------------------------
become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the
                                            --------
number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the

Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          10.  Counterparts.  This Agreement may be signed in two or more
               -------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          11.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or sent by fax (312-706-4700) and confirmed to them in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention:
General Counsel; or, if sent to the Company, will be mailed, delivered or sent by fax (765-778-6424) and confirmed to it at 2902 Enterprise Drive, Anderson, Indiana 46013, Attention: Chief Financial Officer, with a copy mailed, delivered or sent by fax (215-994-2222) and confirmed to Christopher G. Karras, Esq., Dechert Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103.

          12.  Business Day.  The term "business day" shall mean any day other
               -------------
than a Saturday, a Sunday or a federal legal holiday.

          13.  Applicable Law.  This Agreement shall be governed by and
               ---------------
construed in accordance with the internal laws of the State of New York.

          14.  Headings.  The headings of the sections of this Agreement have
               ---------
been inserted for convenience of reference only and shall not be deemed a part of this Agreement.



                                                 Very truly yours,

                                                 DELCO REMY INTERNATIONAL, INC.


                                                 By:___________________________
                                                    Name:
                                                    Title:


Accepted as of the date hereof,

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Smith Barney Inc.

Acting severally on behalf
  of themselves and the
  several Underwriters named
  in Schedule I hereto.

By: MORGAN STANLEY & CO. INCORPORATED


     By:__________________________
        Name:
        Title:

                                                                      SCHEDULE I


               Underwriter                    Number of
                                             Firm Shares
                                           To Be Purchased
Morgan Stanley & Co. Incorporated                  816,668
Credit Suisse First Boston Corporation             816,666
Smith Barney Inc.                                  816,666
William Blair & Company, L.L.C.                     50,000
CIBC Oppenheimer Corp.                             100,000
Donaldson, Lufkin & Jenrette Securities
 Corporation                                       100,000
A.G. Edwards & Sons, Inc.                          100,000
Freimark Blair & Company, Inc.                      50,000
Furman Selz LLC                                    100,000
Gabelli & Company, Inc.                             50,000
Goldman, Sachs & Co.                               100,000
Janney Montgomery Scott Inc.                        50,000
Jefferies & Company, Inc.                           50,000
Edward D. Jones & Co., L.P.                         50,000
Legg Mason Wood Walker, Incorporated                50,000
Lehman Brothers Inc.                               100,000
McDonald & Company Securities, Inc.                 50,000
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated                                      100,000
Mesirow Financial, Inc.                             50,000
J.P. Morgan Securities Inc.                        100,000
NatCity Investments, Inc.                           50,000
Prudential Securities Incorporated                 100,000
Ragen MacKenzie Incorporated                        50,000
Schroder & Co. Inc.                                100,000
                                                 ---------
                    Total .................      4,000,000
                                                 =========

                           [FORM OF LOCK-UP LETTER]

                                                                 [       ], 1997


Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Smith Barney Inc.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY  10036

Dear Sirs and Mesdames:

          The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Delco Remy International, Inc., a Delaware corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of 4,000,000 shares (the "SHARES") of the Class A Common Stock ($.01 par value) of the Company (the "CLASS A COMMON STOCK"). The Class A Common Stock is, together with the Class B Common Stock ($.01 par value) of the Company (the "CLASS B COMMON STOCK"), referred to herein as the "CAPITAL STOCK".

          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Capital Stock or any securities convertible into or exercisable or exchangeable for Capital Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Capital Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Capital Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) the exercise of an option or warrant or the conversion of a security outstanding on the date of the Underwriting Agreement of which the Underwriters have been advised in writing, provided that only Capital Stock is received by the holder of such option, warrant or security upon such exercise or conversion, (c) any options granted or shares of Capital Stock issued pursuant to benefit plans of the Company as in effect on the date of the Underwriting Agreement, (d) transactions relating to shares of Capital Stock or other securities acquired in open market transactions after the completion of the Public Offering, (e) any purchases from any person by the Company of shares of Capital Stock pursuant to the Securities Purchase and Holders Agreement dated July 29, 1994, by and among the Company and the shareholders set forth therein or (f) the conversion, in accordance with the terms thereof, of shares of Class A Common Stock into shares of Class B Common Stock, or of shares of Class B Common Stock into shares of Class A Common Stock. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Capital Stock or any security convertible into or exercisable or exchangeable for Capital Stock, that results in the filing of a registration statement for such shares or securities with the Securities and Exchange Commission prior to the end of such 180-day period.

          It is understood that if the Underwriting Agreement shall terminate or be terminated prior to the payment for and delivery of the Shares, the undersigned will automatically, and without further action, be released from its obligations under this letter agreement.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                    Very truly yours,

                                    _________________________
                                    (Name)

                                    _________________________
                                    (Address)